                                                                    EXHIBIT 10.2

                                 THIRD AMENDMENT
                                 ---------------

         THIRD AMENDMENT, dated as of October 28, 2004 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 17, 2001, as amended by the First Amendment dated as of October 28, 2002 and the Second
Amendment dated as of March 18, 2004 (the "Credit Agreement"), among FLAVORS
HOLDINGS INC., a Delaware corporation, PNEUMO ABEX CORPORATION, a Delaware corporation ("Pneumo Abex"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BNP PARIBAS, as documentation agent, and JPMORGAN CHASE BANK, as paying agent (in such capacity, the "Paying Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Pneumo Abex has requested that the Lenders agree to amend certain provisions of the Credit Agreement as described herein; and

         WHEREAS, the parties hereto are willing to amend such provisions on and subject to the terms and conditions herein;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Definitions. Unless otherwise defined herein, terms defined in the
Credit Agreement shall have those meanings when used herein.

         The Borrower. From and after the consummation of the Contribution and without any further action on the part of any party, it is agreed that (a) all references to "the Borrower" or Pneumo Abex in the Credit Agreement and the
other Loan Documents shall be deemed to mean MWC rather than Pneumo Abex, (b)
Pneumo Abex shall cease to be a Loan Party and shall be released from all of its obligations under the Credit Agreement and all other Loan Documents and (c) all assets of Pneumo Abex and the stock of Pneumo Abex shall be released from all
Liens created under the Loan Documents.

         Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the
Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:

         "Assignment and Assumption Agreement": the Assignment and Assumption
     Agreement between Pneumo Abex, as assignor, and MWC, as assignee, substantially in the form of Exhibit A to the Third Amendment hereto, as the same may be amended, supplemented or otherwise modified to the extent permitted by Section 7.16.

         "Contribution": the transfer of all the assets and liabilities of
     Pneumo Abex relating to the Flavors Business to MWC pursuant to the
     Assignment and Assumption Agreement.

         "Flavors Business": the business of manufacturing, distributing and selling licorice extract and other flavoring agents, licorice mulch and related botanicals.

         "MWC": Mafco Worldwide Corporation, a Delaware corporation.

         "Newco": Pneumo Abex LLC, a Delaware limited liability company.

         "Newco Merger": the merger of Pneumo Abex with and into Newco.

         "Newco Transfer": the transfer of all of the membership interests in
     Newco to PCT International Holdings Inc. following the consummation of the
     Newco Merger.

         "Pneumo Abex": Pneumo Abex Corporation, a Delaware corporation.

         Amendment to Section 7.3 of the Credit Agreement. Section 7.3 of the
Credit Agreement is hereby amended by adding to the end thereof the following new clause:

         "(e) Guarantee Obligations pursuant to the indemnification provisions of the Assignment and Assumption Agreement"

         Amendment to Section 7.4 of the Credit Agreement. Section 7.4 of the
Credit Agreement is hereby amended by adding to the end thereof the following new clause:

         "(e) the Newco Merger may be consummated immediately after the consummation of the Contribution".

         Amendment to Section 7.5 of the Credit Agreement. Section 7.5 of the
Credit Agreement is hereby amended by adding to the end thereof the following new clause:

         "(g) the Newco Transfer may be consummated immediately after the consummation of the Newco Merger".

         Amendment to Section 7.6 of the Credit Agreement. Section 7.6 of the
Credit Agreement is hereby amended by adding to the end thereof the following new clause:

         "(g) advances to Newco may be made by MWC under and in accordance with the indemnification provisions of the Assignment and Assumption Agreement".

         Amendment to Section 7.7 of the Credit Agreement. Section 7.7 of the
Credit Agreement is hereby amended by adding to the end thereof the following new clause:

         "(j) investments pursuant to the Contribution and the indemnification provisions of the Assignment and Assumption Agreement".

         Amendment to Section 7.9 of the Credit Agreement. Section 7.9 of the
Credit Agreement is hereby amended by adding to the end thereof the following proviso to the end thereof:

         "and, provided, further, that the transactions contemplated by the
Assignment and Assumption Agreement, the Newco Merger and the Newco Transfer
shall be permitted"

         New Section 7.16 of the Credit Agreement. Section 7 of the Credit
Agreement is hereby amended by adding to the end thereof the following new
Section:

         "7.16 Amendments to Assignment and Assumption Agreement.Amend,
supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Assignment and Assumption Agreement in a manner materially adverse to the interests of the Lenders or the Loan Parties."

         Amendment to Section 8 of the Credit Agreement. Section 8 of the Credit
Agreement is hereby amended by adding the following clause (o) after clause (n):

         "(o) At any time while Newco is a direct or indirect Subsidiary of M&F
Worldwide, Newco shall, in a manner materially adverse to the interests of the
Lenders or the Loan Parties, (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to the Retained Assets (as defined in the Assignment and Assumption Agreement), (ii) incur, create, assume or suffer to exist any
Indebtedness other than (x) the Retained Liabilities (as defined in the
Assignment and Assumption Agreement) to the extent they constitute Indebtedness,
(y) any other letters of credit, surety bonds or similar arrangements hereafter created relating to the Retained Liabilities and (z) advances from MWC outstanding from time to time pursuant to the Assignment and Assumption
Agreement, or (iii) transfer, assign, amend or otherwise modify any insurance policy, settlement agreement, indemnification agreement or similar documentation included in the Retained Assets;"

         Guarantee and Collateral Matters. For the avoidance of doubt, the parties hereto agree that (a) Newco shall not be required to become a party to the Guarantee and Collateral Agreement and (b) the Capital Stock of Newco shall not be pledged as Collateral. At the request and sole expense of the Borrower, the Paying Agent shall deliver to the Borrower the relevant Collateral referred to in Section 2 above and execute and deliver to the Borrower such documents as it shall reasonably request to evidence the release of such Collateral
(including UCC-3 partial termination statements). The Lenders hereby approve any modifications to the Loan Documents deemed necessary by the Paying Agent to satisfy the condition precedent described in Section 14(d) below.

         Representations and Warranties. The representations and warranties made by the Borrower in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby (including the
Contribution, the Newco Merger and the Newco Transfer), shall be true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. The Borrower represents and warrants that, after giving effect to this
Amendment and the transactions contemplated hereby (including the Contribution, the Newco Merger and the Newco Transfer), no Default or Event of Default has
occurred and is continuing.

         Effectiveness. This Amendment shall be effective on and as of the date
(the "Effective Date") on which (a) this Amendment shall have been executed and delivered by MWC, Pneumo Abex, Holdings and the Lenders, (b) each of the
Subsidiary Guarantors shall have executed and delivered the Acknowledgment and
Consent set forth in the signature pages hereto, (c) MWC and Pneumo Abex shall have entered into the Assignment and Assumption Agreement, (d) MWC and the other
Loan Parties shall have taken all actions reasonably requested by the Paying
Agent to create, perfect and/or preserve the Paying Agent's perfected first priority security interest in the Collateral and (e) the Paying Agent shall have received a reasonably satisfactory legal opinion covering the transactions contemplated hereby. It is understood that the Effective Date shall occur on the same date as the Contribution, which date shall be no later than November 15,
2004.

         Continuing Effect of Loan Documents. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the
Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan
Parties. Except as expressly amended or modified herein, the provisions of the
Loan Documents are and shall remain in full force and effect.

         Counterparts; Binding Effect. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts
(including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (b) The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its commitments and Loans, including any commitments or Loans acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         Payment of Expenses. MWC agrees to pay or reimburse the Paying Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Paying
Agent.

         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         [Rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                  FLAVORS HOLDINGS INC.

                  By:
                     ----------------------------------

                     Name:

                     Title:

                  MAFCO WORLDWIDE CORPORATION

                  By:
                     ----------------------------------

                     Name:

                     Title:

                  PNEUMO ABEX CORPORATION

                  By:
                     ----------------------------------

                     Name:

                     Title:

                  JPMORGAN CHASE BANK, as Paying Agent and as a Lender

                  By:
                     ----------------------------------

                     Name:

                     Title:

                  BNP PARIBAS, as Documentation Agent and as a Lender

                  By:
                     ----------------------------------

                     Name:

                     Title:

                  CREDIT SUISSE FIRST BOSTON

                  By:
                     ----------------------------------

                     Name:

                     Title:

         ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Third Amendment and agrees to remain bound by the terms and conditions of the Guarantee and Collateral Agreement and the other
Loan Documents to which it is a party.

         MAFCO SHANGHAI CORPORATION

         By:
            ----------------------------------

            Name:

            Title:

         EVD HOLDINGS INC.

         By:
            ----------------------------------

            Name:

            Title:

                  Exhibit A

                  [Attach Assignment and Assumption Agreement]